                                                                    EXHIBIT 4(A)

                        [SEVEN SEAS PETROLEUM INC. LOGO]
       NUMBER                                                       SHARES

        SSP

                           SEVEN SEAS PETROLEUM INC.

               INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

                                                               CUSIP G80550 10 9

THIS CERTIFIES THAT







is the registered holder of

            FULLY PAID AND NONASSESSABLE ORDINARY SHARES, PAR VALUE
                          US $0.001, OF THE CAPITAL OF
                           SEVEN SEAS PETROLEUM INC.
subject to the Memorandum and Articles of Association of the Company, transferable on the books of the Company upon surrender of this Certificate properly endorsed by the holder in person or by duly authorized attorney. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.



      SIGNATURE               SEVEN PETROLEUM INC.             SIGNATURE
      ILLEGIBLE                     [SEAL]                     ILLEGIBLE
   ------------------                                     -------------------
      SECRETARY                                              CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
       AMERICAN TRANSFER & TRUST COMPANY
               (NEW YORK, N.Y.)        TRANSFER AGENT
                                        AND REGISTRAR


                                 -----------------------
                                  AUTHORIZED SIGNATURE

BY:
    ----------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -as tenants in common                 UNIF GIFT MIN ACT -________________ Custodian___________________
    TEN ENT -as tenants by the entireties                                (Cust)                      (Minor)
    JT TEN  -as joint tenants with right
             of survivorship and not as                              under Uniform Gifts to Minors
             tenants in common                                       Act _______________________
                                                                                  (State)

            Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|


_________________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________


_________________________________________________________________________________________________________


__________________________________________________________________________________________________ Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated __________________________________



          --------------------------------------------------------------------------------------------------------
                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
          NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



------------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Seven Seas Petroleum Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of March 15, 2002 as it may from time to time be supplemented or amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Company or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.